UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 11, 2006
LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51360 (Commission File Number)	20-2197030 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard Englewood CO 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (303) 220-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION/ ITEM 7.01 REGULATION FD DISCLOSURE

     Liberty Global, Inc. (Liberty Global) indirectly owns 100% of UPC Holding B.V. (UPC Holding). UPC Holding owns businesses that provide video, high-speed Internet access and telephone services through broadband networks in 11 European countries.

     On May 11, 2006, UPC Holding publicly announced in Europe its results for the quarter ended March 31, 2006 by issuing a press release. The full text of that press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

     That attached document is furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.
By:	/s/ Leonard P. Stegman
	Name:	Leonard P. Stegman
	Title:	Vice President
Date: May 11, 2006

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release